UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2012 (May 8, 2012)

New Mountain Finance Corporation

(Exact name of co-registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

New Mountain Finance Holdings, L.L.C.

(Exact name of co-registrant as specified in its charter)

Delaware	814-00839	26-3633318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

New Mountain Finance AIV Holdings Corporation

(Exact name of co-registrant as specified in its charter)

Delaware	814-00902	80-0721242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to a Vote of Security Holders

New Mountain Finance Corporation, New Mountain Finance Holdings, L.L.C. and New Mountain Finance AIV Holdings Corporation held their Joint 2012 Annual Meeting of Stockholders and Unit holders on May 8, 2012 and submitted two (2) matters to the vote of stockholders/unit holders.  A summary of the matters voted upon by the stockholders and unit holders is set forth below.

Election of Director:

Stockholders of New Mountain Finance Corporation elected one nominee for director, to serve for a three-year term to expire at the 2015 Annual Meeting of Stockholders based on the following votes:

Name	Votes For	Votes Withheld	Broker-Non-Votes
David Ogens	7,374,066	70,707	—

Unit holders of New Mountain Finance Holdings, L.L.C. elected one nominee for director, to serve for a three-year term to expire at the 2015 Annual Meeting of Unit holders based on the following votes:

Name	Votes For	Votes Withheld	Broker-Non-Votes
David Ogens	27,596,004	70,707	—

Stockholders of New Mountain Finance AIV Holdings Corporation elected one nominee for director, to serve for a three-year term to expire at the 2015 Annual Meeting of Stockholders based on the following votes:

Name	Votes For	Votes Withheld	Broker-Non-Votes
David Ogens	100	—	—

Approval of Amended and Restated Investment Advisory and Management Agreement by and between New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C.:

Stockholders of New Mountain Finance Corporation approved on a pass-through basis an Amended and Restated Investment Advisory and Management Agreement by and between New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C. based on the following votes:

	For	Against	Abstain	Broker Non-Votes
Total Votes	7,426,339	5,321	13,113	—

Unit holders of New Mountain Finance Holdings, L.L.C. approved an Amended and Restated Investment Advisory and Management Agreement by and between New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C. based on the following votes:

	For	Against	Abstain	Broker Non-Votes
Total Votes	27,648,277	5,321	13,113	—

Stockholders of New Mountain Finance AIV Holdings Corporation approved on a pass-through basis an Amended and Restated Investment Advisory and Management Agreement by and between New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C. based on the following votes:

	For	Against	Abstain	Broker Non-Votes
Total Votes	100	—	—	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION NEW MOUNTAIN FINANCE HOLDINGS, L.L.C. NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION

Date: May 10, 2012	By:	/s/ Paula A. Bosco
		Name:	Paula A. Bosco
		Title:	Secretary